                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  May 11, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  Salton, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                       0-19557                36-3777824
----------------------------          -----------              -----------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



                1955 W. Field Court, Lake Forest, Illinois 60045
              -----------------------------------------------------
              (Address of principal executive offices)   (Zip Code)



                                 (847) 803-4600
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (c)   Exhibits

        99.1  Press Release issued by Salton, Inc. dated May 11, 2004.

        99.2 Forbearance Agreement and Amendment dated as of May 10, 2004 by and among Salton, Inc., Toastmaster Inc., Salton Toastmaster Logistics LLC, each of Salton's Subsidiaries that are signatories thereto as Guarantors, the Lenders that are signatories thereto and Wachovia Bank, National Association in its capacity as Administrative Agent for the Lenders.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE.

         On May 11, 2004, Salton, Inc. announced its earnings for the fiscal quarter ending March 27, 2004 and its implementation of a U.S. restructuring plan. A copy of Salton, Inc.'s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

         Salton also announced that it failed to comply with the consolidated fixed charge coverage ratio contained in its senior secured credit revolving facility for the fiscal month ended March 27, 2004 and that it anticipates future near-term non-compliance with certain financial covenants.

         On May 10, 2004, Salton entered into a forbearance agreement and amendment to the senior secured revolving credit facility. Under the forbearance agreement and amendment, until June 10, 2004 and subject to Salton's compliance with the terms thereof, (a) the agent and senior lenders have agreed to forbear from exercising any of their rights and remedies under the senior secured revolving credit facility with respect to defaults arising from Salton's existing and anticipated failure to comply with certain financial covenants during April and May, 2004, and (b) the senior lenders under the senior secured revolving credit facility authorized the agent to continue making revolving loans in accordance with the terms of the senior secured revolving credit facility. The forbearance agreement and amendment requires Salton to, among other things, deliver to the agent certain information, projections and forecasts and provides for the payment by Salton of certain fees and expenses of the agent and the lenders. In addition, the forbearance agreement and amendment increases the specified margin with respect to Salton's interest rates under the senior secured revolving credit facility by 0.5%.

         Salton is currently in discussions with the agent and the senior lenders with respect to an amendment to the senior secured revolving credit facility to establish, among other things, revised financial covenants that Salton believes it will be able to satisfy for the foreseeable future. There can be no assurance that Salton will be able to negotiate such an amendment.

         The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.




                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 11, 2004

                                                 SALTON, INC.


                                                 /s/ WILLIAM B. RUE
                                                 -------------------------------
                                                 William B. Rue
                                                 President and Chief Operating
                                                 Officer and Director

                                  EXHIBIT INDEX





     EXHIBIT
       NO.                                 DESCRIPTION
     ------                                -----------

       99.1         Press Release issued by Salton, Inc. dated May 11, 2004.

       99.2 Forbearance Agreement and Amendment dated as of May 10, 2004 by and among Salton, Inc., Toastmaster Inc., Salton Toastmaster Logistics LLC, each of Salton's Subsidiaries that are signatories thereto as Guarantors, the Lenders that are signatories thereto and Wachovia Bank, National Association in its capacity as Administrative Agent for the Lenders.